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                     UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005

                        COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

               KANSAS                                     48-1070996
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                     Identification No.)

            11935 RILEY                                        66225-6128
       OVERLAND PARK, KANSAS
  (Address of principal executive                              (Zip Code)
           offices)

       Registrant's telephone number, including area code: (913) 338-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (12 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (12 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
FINANCIAL CONDITION

       The Registrant's press release dated October 12, 2005, announcing financial results for its fiscal third quarter period ended September 30, 2005 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

           99.1 Press Release Dated October 12, 2005.




                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BLUE VALLEY BAN CORP


         Date:  October 12, 2005        By:  /s/  Mark A. Fortino
                                             ----------------------------------
                                             Mark A. Fortino,
                                             Chief Financial Officer